100 YEARS STRONG
ITW Conference Call
Second Quarter 2012
July 24, 2012

PROFITABLE GROWTH, STRONG RETURNS
Forward-Looking Statements

Safe Harbor Statement
This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding strategic initiatives and related benefits, operating performance, growth in free operating cash flow, revenue growth, diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, share repurchases, end market conditions, and the Company’s related 2012 forecasts. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2011.
Non-GAAP Measures
The Company uses certain non-GAAP measures in discussing the Company’s performance (denoted with *).  The reconciliation of those measures to the most comparable GAAP measures is contained within the appendix of this presentation and is also available at our website www.ITW.com under “Investor
Relations”.

PROFITABLE GROWTH, STRONG RETURNS
Conference Call Playback
• Replay number: 888-566-0396; No pass code necessary
• Telephone replay available through midnight of August 7, 2012
• Webcast / PowerPoint replay available at www.itw.com
• Supplemental financial and investor information will be available on the
 ITW website under the “Investor Relations” tab

PROFITABLE GROWTH, STRONG RETURNS
Key Long-Term Initiatives

• ITW is committed to shareholder value-adding initiatives: business structure simplification, strategic sourcing and portfolio management
• These initiatives will enable our decentralized management to better leverage ITW’s core competitive advantages globally and will enhance our long-term operational performance
• Prospective long-term strategic and operational benefits and savings for the company will be communicated in late ’12, with benefits expected to start accruing in ‘13

PROFITABLE GROWTH, STRONG RETURNS

• Total revenue growth of
0.9%, with organic and
acquired revenues offset
by currency impact,
primarily weaker Euro
• Strong North America
(US) demand drives
organic performance
• Operating margins of
16.5%; 110 bps of
improvement versus
prior year
• Q2 2012 tax rate: 29.0%
* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

PROFITABLE GROWTH, STRONG RETURNS
• Organic revenue
growth: 2.3%, led by US
• Price / cost margin
impact: +60 bps

• Acquisition operating
margins excluding
amortization: 14.4%
• Currency negatively
impacted EPS by $0.04
primarily due to weaker
Euro

• Restructuring expense
of $14M, $1M higher than
last year

PROFITABLE GROWTH, STRONG RETURNS
Free Operating Cash Flow improved in Q2; Further increase in 2nd half expected

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

PROFITABLE GROWTH, STRONG RETURNS

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.
• Organic investments continue to focus
on key growth platforms and emerging
market opportunities

• $526M of share repurchases in Q2; $1B
YTD
• $105M annualized revenues acquired in
Q2; $88M in growth platforms and
emerging markets
Share Repurchases
$1B YTD
Acquisitions
$587M YTD
Capital Allocation Priorities

PROFITABLE GROWTH, STRONG RETURNS

• North America (US)
drives organic growth
• European performance
modestly negative
• Asia Pacific performance
reflects flat performance
in China and better than
expected growth in India
•South American
performance driven by
softer Brazilian economy
Excludes impact of currency

PROFITABLE GROWTH, STRONG RETURNS

* See the Appendix for the reconciliation from GAAP to non-GAAP measurements.

PROFITABLE GROWTH, STRONG RETURNS

PROFITABLE GROWTH, STRONG RETURNS

(1) Q1 2011 excludes a $166 million tax benefit, or $0.33 per share, associated with an Australian tax matter.
(1)

PROFITABLE GROWTH, STRONG RETURNS
100
YEARS
STRONG

Q&A

PROFITABLE GROWTH, STRONG RETURNS
100
YEARS
STRONG

Appendix:

GAAP to Non-GAAP Reconciliations
& Segment Tables

PROFITABLE GROWTH, STRONG RETURNS

  For further information on ROIC, see the Company’s annual report on Form 10-K for 2011.

PROFITABLE GROWTH, STRONG RETURNS

 For further information on free operating cash flow, see the Company’s annual report on
 Form 10-K for 2011.

PROFITABLE GROWTH, STRONG RETURNS

 For further information on total debt to EBITDA, see the Company’s annual report on Form
 10-K for 2011.

PROFITABLE GROWTH, STRONG RETURNS

PROFITABLE GROWTH, STRONG RETURNS

The Company periodically makes changes to its management reporting structure to better align its businesses with Company objectives and operating strategies. In the first quarter of 2012, the
Company made certain changes in its management reporting structure that resulted in changes in some of the reportable segments. The prior period segment results have been restated to conform to the current year reporting of these businesses.
For further information on segment restatement, see the Company’s quarterly report on Form 10-Q for Q1, 2012.